                                 AMENDMENT NO. 2
                                       TO
                                 CREDIT AGREEMENT
                                      AMONG
                                    WABAN INC.
                           AND THE BANKS PARTY THERETO
                           ---------------------------

     This Amendment No. 2 (this "Amendment"), dated as of April 22, 1994, among Waban Inc., a Delaware corporation (the "Borrower") and The First National Bank of Boston, Continental Bank, N.A., Bank of America National Trust and Savings Association and The First National Bank of Chicago (collectively, the "Banks" and individually, a "Bank"), amends the Credit Agreement dated as of July 8, 1993, among the Borrower and the Banks (as amended by Amendment No. 1 dated as of November 15, 1993, the "Credit Agreement").

     WHEREAS, the Borrower has requested that the Banks make certain amendments to the Credit Agreement and the Banks are agreeable thereto upon certain terms and conditions;

     NOW, THEREFORE, in consideration of the foregoing premises, the parties hereby agree as follows:

     1.   Outside Financing.  Section 5.01(f) of the Credit Agreement is hereby
          ------- ---------
amended by adding the following provision after the amount "$95,000,000" contained in such Section 5.01(f):

          ",except that if the Borrower has not received at least $30,000,000 of Outside Financing prior to July 30, 1994, then the cumulative amount of the Real Estate Expenditures for the period beginning
          May 2, 1993 and ending on July 30, 1994 will not exceed
          $130,000,000"

     2.   First Year Outside Financing.   Section 5.01(g) of the Credit
          ----- ---- ------- ---------
Agreement is hereby amended by deleting the date "June 30, 1994" contained in such Section 5.01(g) and substituting the date "October 29, 1994" therefor.

     3.   Conditions to Effectiveness.  The effectiveness of this Amendment
          ---------- -- -------------
shall be conditioned upon the satisfaction of the following conditions precedent:

     3.1. Delivery of Documents.  The Borrower shall have delivered to the
          -------- -- ---------
Banks, contemporaneously with the execution and delivery of this Amendment, the following, in form and substance satisfactory to the Banks:
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     (a)  certified copies of the resolutions of the Borrower approving this
Amendment and the other documents referred to herein together with Officer's Certificates as to the incumbency and true signatures of officers;

     (b) Officer's Certificates of the Borrower certifying as to the legal existence, good standing, and qualification to do business of the Borrower.

     3.2. Legality of Transaction.  No change in applicable law shall have
          -------- -- -----------
occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Banks to perform any of their obligations under any of the Loan Documents or (b) for the Borrower to perform any of its agreements or obligations under any of the Loan Documents.

     3.3. Performance.  The Borrower shall have duly and properly performed,
          -----------
complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default under any of the Loan Documents, except for such Defaults or Events of Default as will be cured upon the effectiveness of this Amendment.

     3.4. Proceedings and Documents.  All corporate, governmental and other
          ----------- --- ---------
proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in the form and substance reasonably satisfactory to the Banks and the Banks shall have received all such counterpart originals or certified or other copies of all such instruments and documents, as any of the Banks shall have reasonably requested.

     4.   Representations and Warranties.  The Borrower hereby represents and
          --------------- --- ----------
warrants to the Banks as follows:

     (a) The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to therein shall be the financial statements of the Borrower most recently delivered to the Banks, and except as such representations and warranties are affected by the transactions contemplated hereby;

     (b) The execution, delivery and performance by the Borrower of this Amendment and the consummation of the transactions contemplated hereby; (i) are within the corporate powers of the Borrower and have been duly authorized by all necessary corporate action on the part of the Borrower, (ii) do not require any approval, consent of, or filing with, any governmental agency or authority, or any other person,
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association or entity, which bears on the validity of
this Amendment and which is required by law or the regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which the Borrower is named, or any provision of the charter documents or by-laws of the Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which the Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, loan or credit agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on the Borrower and its subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of the Borrower; and

     (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

     5.   No Other Amendments.  Except as expressly provided in this Amendment,
          -- ----- ----------
all of the terms and conditions of the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect.

     6.   Execution in Counterparts.  This Amendment may be executed in any
          --------- -- ------------
number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     7.   Effective Date.  Subject to the satisfaction of the conditions
          --------- ----
precedent set forth in Section 3 hereof, this Amendment shall be deemed to be effective as of the date hereof.
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     IN WITNESS WHEREOF, the Borrower and the Banks have duly executed this
Amendment No. 2 as of the date first above written.


                              WABAN INC.


                               By:  /s/ Dale N. Garth
                                  ---------------------------
                                   Title:  Sr. V.P. & C.F.O.


                              THE FIRST NATIONAL BANK
                                OF BOSTON


                               By:  /s/ Mitchell B. Feldman
                                  --------------------------
                                   Title:  Director


                              CONTINENTAL BANK, N.A.


                               By:  /s/ James C. Higgins
                                  --------------------------
                                   Title:  Managing Director

                              BANK OF AMERICA NATIONAL
                                TRUST AND SAVINGS
                                ASSOCIATION


                               By:
                                  --------------------------
                                   Title:


                              THE FIRST NATIONAL BANK OF
                                CHICAGO


                               By:  /s/ John Runger
                                  ---------------------------
                                   Title:  VP